Arbitral Award Against Venezuela Related to the Brisas Project: (Details Text) (USD $) In Millions, unless otherwise specified	Mar. 31, 2015
Arbitral Award Against Venezuela Related to the Brisas Project: [Abstract]
Damages award	$ 713
Interest Award	22.3
Legal costs award	5
Total Award	740.3
Post award interest rate: Libor plus:	2.00%
Post award interest earned per day	0.52
Total Award to date	751
Company's requested award correction	50
Venezuela's requested award correction	361
Bonus % of the first $200 million collected	1.00%
Bonus % thereafter	5.00%
Maximum amount of proceeds noteholder entitled to	5.468%
Legal fees related to award Included in accounts payable	2.9
Additional legal fees due upon the collection of the Award.	$ 1.7